SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN FEDERAL TAX-FREE INCOME FUND FRANKLIN MONEY FUND FRANKLIN TAX-EXEMPT MONEY FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary proxy materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

PLEASE CAST YOUR VOTE NOW!

Franklin Federal Tax-Free Income Fund
 Franklin Money Fund
Franklin Tax-Exempt Money Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Franklin Federal Tax-Free Income Fund, Franklin Money Fund and Franklin Tax-Exempt Money Fund will be held on March 21, 2007, to vote on several important proposals that affect each fund. Please read the enclosed materials and cast your vote on the proxy card(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

The proposals for each fund have been carefully reviewed by the Board of Directors of that fund. The Board members of a fund, most of whom are not affiliated with Franklin Templeton Investments, are responsible for protecting your interests as a shareholder. Each fund’s Board believes these proposals, as they relate to the fund, are in the best interests of shareholders. Your fund’s Board recommends that you vote for each of the proposals.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), and follow the instructions.

In addition, if you are a shareholder of Franklin Money Fund, which is a “feeder fund” in The Money Market Portfolios, you are being asked to provide voting instructions to Franklin Money Fund on how that fund should vote the shares it owns in The Money Market Portfolios on those matters affecting The Money Market Portfolios. A separate voting instruction card is enclosed for your convenience.

If you have any questions before you vote, please call [Fund Information at 1-800/DIAL BEN]. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your fund(s). The proposals are described in greater detail in the enclosed proxy statement. We appreciate you placing your trust in Franklin Templeton Investments and look forward to helping you achieve your financial goals.

Sincerely,

[Name]

[Title]

Important information to help you understand and
vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on which proposals are to be voted upon by each fund’s shareholders. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the By-Laws to provide that the authorized number of directors shall be not less than five (5) nor more than ten (10).

2. To elect a Board of Trustees/Directors.

3. To approve an agreement of merger that provides for the reorganization of the fund from a California corporation into a Delaware statutory trust.

4. To approve an Amended and Restated Agreement and Declaration of Trust for The Money Market Portfolios. [For Franklin Money Fund only.]

5. To approve amendments to certain fundamental investment restrictions.

6. To approve the elimination of certain fundamental investment restrictions.

Has each fund’s Board approved the proposals that relate to that fund?

Yes. The Boards have unanimously approved the proposals and recommend that you vote to approve those that apply to your fund(s). In addition, the Board of The Money Market Portfolios has unanimously approved the proposals that apply to The Money Market Portfolios and recommends that shareholders of The Money Market Portfolios vote FOR those proposals that apply to The Money Market Portfolios, specifically Proposals 2, 4, 5 and 6.

1. To amend the By-Laws to provide that the authorized numbers of directors shall be between five (5) and ten (10).

Why do the funds’ By-Laws need to be amended?

Currently, each fund’s By-Laws provide that the Board may set the number of directors for that fund between five (5) and nine (9). However, each Board would like to expand its Board to ten (10) members. However, an amendment to expand the authorized number of directors up to ten (10) requires shareholder approval.

2. To elect a Board of Trustees/Directors.

What role does the Board play?

The Board serves as the fund shareholders’ representatives. Members of the Board have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Board reviews fund performance, oversees fund activities, and reviews contractual arrangements with companies that provide services to the fund.

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What is the affiliation of the Boards and Franklin Templeton Investments?

Each Board is proposed to have at least 75% of its members be “independent” and to have one or two “interested” members. Board members are determined to be “interested” by virtue of, among other things, their affiliation with the funds or with Franklin Templeton Investments as fund management. Independent Board members have no affiliation with Franklin Templeton Investments and are compensated by each individual fund whom they serve.

3. To approve an agreement of merger that provides for the reorganization of the fund in a Delaware statutory trust.

What is the purpose of the agreement of merger?

The purpose of the agreement of merger for a fund is to reorganize that fund from a California corporation into a newly organized Delaware statutory trust. The Boards of the funds believe that a fund operating as a Delaware statutory trust is able to simplify its operations and has more flexibility to adjust its operations to changes in competitive or regulatory conditions. In addition, the Boards of the funds believe that it may be more efficient if all of the funds within the Franklin Templeton Investments fund complex are organized as Delaware statutory trusts.

How will such a reorganization affect my fund?

It is not anticipated that the reorganization, if approved by shareholders, would affect your investment in a fund or how the fund is managed on a day-to-day basis. The reorganization of a fund will not change its Board members, officers, investment policies or strategies or any of its service providers, including investment manager(s), or their fees.

4. To approve an Amended and Restated Agreement and Declaration of Trust – a “new Declaration of Trust” – for The Money Market Portfolios. [Franklin Money Fund only]

Why is a new Declaration of Trust recommended?

The Board of The Money Market Portfolios, which is already organized as a Delaware statutory trust, believes that having such fund have substantially the same Declaration of Trust as the other Franklin Templeton funds that are organized as Delaware statutory trusts will promote efficiency and uniformity in fund administration and, in some cases, provide their Board with increased flexibility and broader authority to respond more quickly to changes in competitive and regulatory conditions.

5. To approve amendments to certain fundamental investment restrictions.

What are the fundamental investment restrictions?

Each fund is subject to certain investment restrictions (for example, relating to borrowing or investing in real estate) that are considered “fundamental” because they may only be changed with shareholder approval. There are generally eight fundamental investment restrictions that each fund is required to have under the Investment Company Act of 1940.

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What will be the effect of the amendments to my fund’s current fundamental investment restrictions?

The purpose of the amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, all required fundamental investment restrictions across the Franklin Templeton funds. The Boards and the funds’ investment manager do not anticipate that the proposed amendments will materially change the way any fund is currently managed or operated.

6. To approve the elimination of certain fundamental investment restrictions.

What are these fundamental restrictions?

Many funds are also subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that are now outdated or are no longer effective.

What will be the effect of the elimination of such investment restrictions on my fund?

The Boards and the funds’ investment managers do not anticipate that the proposed elimination will materially change the way any fund is currently managed or operated. However, it may be easier for the fund to adapt to market or industry changes in the future because these restrictions would be eliminated.

Who is MIS Corporation?

MIS Corporation is a company not affiliated with the funds or with Franklin Templeton Investments that the funds hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date is January 22, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.________.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [Fund Information at 1-800/DIAL BEN].

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN MONEY FUND
FRANKLIN TAX-EXEMPT MONEY FUND

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a Special Joint Meeting of Shareholders of the Franklin Federal Tax-Free Income Fund, Franklin Money Fund and Franklin Tax-Exempt Money Fund (the “Funds”) scheduled for March 21, 2007 at [__:00 _.m., Pacific Time]. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Joint Meeting, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Funds in which you are invested. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted FOR all Proposals.

     We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) and return it(them) to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Funds may be able to save money by not having to conduct additional solicitations, including other mailings. If you own shares of more than one Fund, you will receive a proxy card FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card you receive.

     We welcome your comments. If you have any questions, call [Fund Information at 1-800-DIAL BEN® (1-800-342-5236)].

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet,
24 hours a day. If your account is eligible, separate instructions are enclosed.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN MONEY FUND
FRANKLIN TAX-EXEMPT MONEY FUND

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

     A Special Joint Meeting of Shareholders (the “Meeting”) of certain U.S. registered Franklin Templeton funds, including Franklin Federal Tax-Free Income Fund, Franklin Money Fund and Franklin Tax-Exempt Money Fund (together the “Funds,” and, each, a “Fund”)1 will be held at the Funds’ offices located at One Franklin Parkway, San Mateo, California 94403-1906, on March 21, 2007 at [__:00 _.m., Pacific Time].

     During the Meeting, shareholders of each of the Funds will vote on the following Proposals and Sub-Proposals:

1.	To amend the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10).

2.	To elect a Board of Directors.

3.	To approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust.

4.	(For Franklin Money Fund only) To approve an Amended and Restated Agreement and Declaration of Trust for The Money Market Portfolios.

5.	To approve amendments to certain fundamental investment restrictions (includes eight (8) Sub- Proposals) as follows:

	(a)	To amend the fundamental investment restrictions regarding borrowing.

	(b)	To amend the fundamental investment restrictions regarding underwriting.

	(c)	To amend the fundamental investment restrictions regarding lending.

	(d)	To amend the fundamental investment restrictions regarding investments in real estate.

	(e)	To amend the fundamental investment restrictions regarding investments in commodities.

	(f)	To amend the fundamental investment restrictions regarding issuing senior securities.

	(g)	To amend the fundamental investment restrictions regarding industry concentration.

	(h)	To amend the fundamental investment restrictions regarding diversification of investments.

6.	To approve the elimination of certain fundamental investment restrictions.

By Order of the Board of Trustees,

Craig S. Tyle
Vice President

January __, 2007

Please sign and promptly return all of the proxy cards you receive in the enclosed self-addressed envelope regardless of the number of shares you own.
____________________

1	The other U.S. registered open-end Franklin, Templeton and Mutual Series Funds participating in the Meeting are issuing separate proxy solicitation materials.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN MONEY FUND
FRANKLIN TAX-EXEMPT MONEY FUND

PROXY STATEMENT

◆ INFORMATION ABOUT VOTING

     Who is asking for my vote?

     The Boards of Directors of Franklin Federal Tax-Free Income Fund, Franklin Money Fund and Franklin Tax-Exempt Money Fund (collectively, the “Funds” and, individually, a “Fund”), in connection with a Special Joint Meeting of Shareholders of the Funds to be held on March 21, 2007 (the “Meeting”), have requested your vote on several matters.

     In addition, if you are a shareholder of Franklin Money Fund, which is a “feeder fund,” you are being requested to provide voting instructions to such Fund on how it should vote the shares it owns in The Money Market Portfolio, as the “master portfolio,” on various matters affecting The Money Market Portfolio, as more fully described below under “On what issues am I being asked to vote? – Master-Feeder Fund Structure.”

     Who is eligible to vote?

     Shareholders of record at the close of business on January 22, 2007, are entitled to be present and to vote at the Meeting or any adjourned Meeting (and, in the case of shareholders of Franklin Money Fund, to provide voting instructions to such Fund). Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. However, with respect to Proposal 2, shareholders are entitled to cumulate their votes if proper notice is given. (See “Method of Tabulation” below for more information on how to cumulate votes with respect to the election of Directors.) The Notice of Special Joint Meeting, the proxy cards, voting instruction cards and the proxy statement were first mailed to shareholders of record on or about January 22, 2007.

     On what issues am I being asked to vote?

     Shareholders are being asked to vote on the following Proposals:

1.	For each Fund, to amend the By-Laws of that Fund to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10);

2.	For each Fund, to elect a Board of Directors of the Fund;

3.	For each Fund, to approve an Agreement of Merger that provides for the reorganization of the Fund into a newly created Delaware statutory trust;

4.	For Franklin Money Fund only, to approve an Amended and Restated Agreement and Declaration of Trust for The Money Market Portfolios;

5.	For each Fund, to approve amendments to certain fundamental investment restrictions (includes eight (8) Sub-Proposals); and

6.	For each Fund, to approve the elimination of certain fundamental investment restrictions

     Master-Feeder Fund Structure. Franklin Money Fund operates in a master-feeder arrangement in which such Fund invests all of its assets in The Money Market Portfolio, the sole series of The Money Market Portfolios (the “Master Portfolio”). As one of the shareholders in the Master Portfolio, Franklin Money Fund has been asked to vote on certain of the proposals described in this proxy statement as they relate to the Master Portfolio – specifically, Proposals 2, 4, 5 and 6. Under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to master-feeder arrangements, Franklin Money Fund must vote its Master Portfolio shares in accordance with the voting instructions of Franklin Money Fund shareholders. As a result, in addition to your vote on these proposals as they relate to Franklin Money Fund, the Board of Franklin Money Fund needs your voting instructions on those matters relating to the Master Portfolio as to how Franklin Money Fund should vote its Master Portfolio shares.

     Franklin Money Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as Franklin Money Fund. The Master Portfolio invests directly in securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder fund arrangements, Franklin Money Fund’s voting rights with respect to the Master Portfolio shares that it holds must be passed through to Franklin Money Fund’s own shareholders. As a result, if you are a shareholder of Franklin Money Fund, you will be asked to give Franklin Money Fund voting instructions as to how Franklin Money Fund should vote its shares of the Master Portfolio. The other feeder funds of the Master Portfolio will also vote their Master Portfolio shares in accordance with the voting instructions of their respective shareholders with respect to the approval of the Proposals for the Master Portfolio.

     How does the Board of my Fund recommend that I vote?

     The Board of each Fund unanimously recommends that you vote:

  FOR the amendment of the By-Laws of the Fund to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10).

   FOR the election of all nominees as Directors of the Fund;

  FOR the approval of an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust;

  FOR the approval of each of the proposed amendments to certain of the Fund’s fundamental investment restrictions; and

  FOR the approval of the elimination of certain of the Fund’s fundamental investment restrictions.

     In addition, for Franklin Money Fund only, the Board of Trustees of the Master Portfolio has unanimously recommended that shareholders of the Master Portfolio vote FOR the approval of an Amended and Restated Agreement and Declaration of Trust for the Master Portfolio, as well as FOR Proposals 2, 5 and 6 as they apply to the Master Portfolio. Franklin Money Fund, as a shareholder in the Master Portfolio, is requesting voting instructions from Franklin Money Fund shareholders as to how the Master Portfolio shares held by Franklin Money Fund should be voted. (See “Master-Feeder Fund Structure” above.)

     How do I ensure that my vote is accurately recorded?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card(s) and, if applicable, voting instruction form. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

     Proxy cards and voting instruction forms that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals on which you are entitled to vote, your proxy/voting instruction form will be voted as you indicate. However, with respect to any such Proposal on which you are entitled to vote but for which you do not specify a vote, your proxy/voting instruction form will be voted FOR that Proposal. If you simply sign, date and return the proxy card or voting instruction form, but do not specify a vote on any of the Proposals on which you are entitled to vote or provide voting instructions, as the case may be, your shares will be voted FOR all Proposals on which you are entitled to vote.

     For shareholders of Franklin Money Fund, voting instruction forms that are properly signed, dated and received at or prior to the Meeting will be used by Franklin Money Fund to vote its Master Portfolio shares in proportion to how all shareholders of Franklin Money Fund give voting instructions. If you do not complete and return your voting instruction form, Franklin Money Fund will still vote its portion of Master Portfolio shares applicable to your investment in the Fund in proportion to how all other shareholders of such Fund give voting instructions.

     May I revoke my proxy/voting instructions?

     You may revoke your proxy/voting instruction at any time before it is voted by forwarding a written revocation or a later-dated proxy card/voting instruction form to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

     What if my shares are held in a brokerage account?

     If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the appropriate Fund.

◆ THE PROPOSALS

PROPOSAL 1:	TO AMEND THE BY-LAWS TO PROVIDE THAT THE AUTHORIZED NUMBER OF DIRECTORS SHALL NOT BE LESS THAN FIVE (5) NOR MORE THAN TEN (10).

     Article III, Section 2 of each Fund’s By-Laws provides, in relevant part, that:

The authorized number of directors shall be not less than five (5) nor more than nine (9), until changed by a duly adopted amendment to the Articles of Incorporation or an amendment to this By-Law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote … The Board of Directors shall by resolution fix the exact number of directors within the limits set forth herein.

     The current Board of Directors of each Fund has set the number of Directors for that Fund at seven or fewer. However, each Fund’s Board of Directors and its Nominating Committee want to expand the number of Board positions to ten (10) so that the Board may be comprised of eight (8) Independent Directors and two (2) Interested Directors (as described more fully below under Proposal 2). By having eight out of ten Directors be Independent Directors, or 80% of the Board, each Board will exceed the requirement currently proposed by the U.S. Securities and Exchange Commission (the “SEC”) that 75% of a mutual fund’s board of directors be “independent.” In addition, most of other Franklin Templeton funds participating in the Meeting have set the number of Board positions at 10 and are requesting that their shareholders elect eight independent board members and two interested board members.

     Accordingly, The Board of Directors of each Fund is recommending that the first clause of Section 2, Article III of that Fund’s By-Laws be amended to read as follows:

The authorized number of directors shall not be less than five (5) nor more than ten (10), until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this By-Law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; … The Board of Directors shall by resolution fix the exact number of directors within the limits set forth herein.

     Subject to shareholder approval of this Proposal 1, the Board of Directors of each Fund has set the number of Directors at ten (10) and is recommending the ten nominees discussed in Proposal 2 be elected. However, if Proposal 1 is not approved by shareholders, it is anticipated that one nominee will withdraw as a nominee for Director.

THE BOARD OF EACH FUND UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:     TO ELECT A BOARD OF DIRECTORS

     How are nominees selected?

     The Board of Directors of each Fund2 (the “Board”) has a Nominating Committee consisting of the individuals as shown on Exhibit A to this proxy statement, none of whom is an “interested person” of that Fund as that term is defined in the 1940 Act. Board members who are not interested persons of a Fund are referred to as the “Independent Board Members,” and Board members who are interested persons of a Fund are referred to as the “Interested Board Members.”

     Each Fund’s Nominating Committee is responsible for selecting candidates to serve as Board members for that Fund and recommending such candidates (a) for selection and nomination as Independent Board Members by the incumbent Independent Board Members and the full Board; and (b) for selection and nomination as Interested Board Members by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Board Member (1) that such candidate be independent from relationships with the Fund’s investment manager(s) and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

     When a Fund’s Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, each Fund’s Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. A Fund’s Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Board Member, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Board member of the Fund if so nominated and elected/appointed.
____________________

2	Franklin Money Fund is also requesting voting instructions from its shareholders as to how Franklin Money Fund should vote its shares in the Master Portfolio for the election of Trustees of the Master Portfolio. Therefore, for purposes of this Proposal 2, the terms “Fund” and “Directors” also include the Master Portfolio and Trustees of the Master Portfolio, respectively.

     A Fund’s Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     Each Board has adopted and approved a formal written Charter for its Nominating Committee. A copy of the Charter is attached to this proxy statement as Exhibit B.

     Who are the nominees?

     All of the nominees, except Mr. Carlson for Franklin Tax-Exempt Money Fund, Messrs. Ginn, Olson, Thompson and Gregory E. Johnson for each Fund, and Mr. Wilson for Franklin Money Fund and the Master Portfolio, are currently members of the Funds’ Boards. Ms. Holiday and Messrs. Carlson, Ginn, Olson, Thompson, Wilson and Gregory E. Johnson are standing for election by shareholders for the first time. Incumbent Independent Board Members recommended Ms. Holiday and Messrs. Carlson, Olson, Thompson and Wilson and an Incumbent Interested Board Member and an executive officer of Franklin Resources, Inc.  recommended Messrs. Ginn and Gregory E. Johnson, for consideration as nominees for Board member. If elected, each nominee will hold office until the next meeting of shareholders at which Board members are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal. All of the current nominees, except Messrs. Ginn and Gregory E. Johnson, are directors or trustees of other Franklin® funds and/or Templeton® funds. Among these nominees, Charles B. Johnson and Gregory E. Johnson, are deemed to be “interested persons” of the Funds for purposes of the 1940 Act.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Board members.

     Certain nominees and current Interested Board Members hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately [17.1%] and [14.5%], respectively, of its outstanding shares as of [September 30, 2006]. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and are the father and uncle, respectively, of Gregory E. Johnson. There are no other family relationships among any of the Board nominees.

     Listed below, beside the name and year of birth of each nominee, are their positions and length of service on the Boards, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Franklin Templeton Investments fund complex that they oversee or are proposed to oversee and other board memberships they hold.

Independent Board Nominees:
			Number of
			Portfolios in
			Franklin Templeton
			Investments
			Fund Complex
			Overseen or To be
		Length of	Overseen by Board
Name, Year of Birth and Address	Position	Time Served*	Member**	Other Directorships Held
Harris J. Ashton (1932)	Board Member	Since 1976	143	Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Number of
Portfolios in
Franklin Templeton
Investments
Fund Complex
Overseen or To be
		Length of	Overseen by Board
Name, Year of Birth and Address	Position	Time Served*	Member**	Other Directorships Held
Robert F. Carlson (1928)	Board Member/	Since 1982	121	None
One Franklin Parkway	Nominee
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
Sam L. Ginn (1937)	Nominee	N/A	118	Director, Chevron Corporation
One Franklin Parkway				(global energy company) and
San Mateo, CA 94403-1906				ICO Global Communications
(Holdings) Limited (satellite
company).

Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
Edith E. Holiday (1952)	Board Member	Since 1996	143	Director, Hess Corporation
One Franklin Parkway				(formerly, Amerada Hess
San Mateo, CA				Corporation) (exploration
94403-1906				and refining of oil and
gas), H.J. Heinz Company
(processed foods and allied
products), RTI International
Metals, Inc. (manufacture
and distribution of
titanium), Canadian
National Railway (railroad)
and White Mountains
Insurance Group, Ltd.
(holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
Frank W.T. LaHaye (1929)	Board Member	Since 1960	123	Director, Center for
One Franklin Parkway				Creative Land Recycling
San Mateo, CA				(redevelopment).
94403-1906

Principal Occupation During Past 5 Years:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

			Number of
			Portfolios in
			Franklin Templeton
			Investments
			Fund Complex
			Overseen or To be
		Length of	Overseen by Board
Name, Year of Birth and Address	Position	Time Served*	Member**	Other Directorships Held
Frank A. Olson (1932)	Nominee	N/A	135	Director, Hess Corporation
One Franklin Parkway				(formerly, Amerada Hess
San Mateo, CA				Corporation) (exploration
94403-1906				and refining of oil and gas)
				and Sentient Jet (private
				jet service); and formerly,
				Director, Becton Dickinson
				and Company (medical
				technology), Cooper
				Industries, Inc. (electrical
				products and tools and
				hardware), Health Net,
				Inc. (formerly, Foundation
				Health) (integrated
				managed care), The Hertz
				Corporation, Pacific
				Southwest Airlines, The
				RCA Corporation, Unicom
				(formerly, Commonwealth
				Edison), UAL Corporation
				(airlines) and White
				Mountains Insurance
				Group, Ltd. (holding
				company).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
Larry D. Thompson (1945)	Nominee	N/A	115	None
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
John B. Wilson (1959)	Board Member/	N/A	99	None
One Franklin Parkway	Nominee
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).

Interested Board Nominees:
Number of Portfolios in
Fund Complex Overseen
		Length of	or to be Overseen by Board	Other Directorships
Name, Year of Birth and Address	Position	Time Served*	Member**	Held
***Charles B. Johnson (1933)	Board Member and	Board Member	142	None
One Franklin Parkway	Chairman of the	since 1969 and
San Mateo, CA	Board	Chairman of the
94403-1906		Board since 1993

Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
***Gregory E. Johnson (1961)	Nominee	N/A	105	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President and Chief Executive Officer, Franklin Resources, Inc.; President and Director, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary Trust Company International; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
*	If a Board member has served for different periods of time for different Funds, the earliest applicable date is shown.

**	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers, and also may share a common underwriter.

***	The 1940 Act limits the percentage of interested persons that can comprise a Fund’s Board. Messrs. Charles B. Johnson and Gregory E. Johnson are “interested persons” of the Funds as defined by the 1940 Act due to their positions as officers, directors and shareholders of Resources, which is the parent company of the Funds’ Investment Manager and distributor, and their position with various Funds and/or the Funds’ Investment Manager.

     How often does a Fund’s Board meet and what are Board Members paid?

     The role of a Fund’s Board is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Board of each Fund anticipates meeting at least nine times during the current fiscal year, and more frequently as necessary. The Boards also oversee the services furnished to the Funds by their investment manager, if any (the “Investment Manager”) and various other service providers. All of the Independent Board Members serve or are nominated to serve as Board Members of more than one Fund and, in some cases, of other Franklin Templeton funds, many of which hold meetings at different dates and times.

     The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each Fund to obtain, at a relatively modest cost to each separate Fund, the services of high caliber, experienced and knowledgeable Independent Board Members who can bring their experience and talents to, and effectively oversee the management of, several Funds.

     Each nominee for Board member currently in office attended at least 75% of the aggregate total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Board member served during such Fund’s most recent fiscal year. The number of meetings held by each Board and by the Audit and Nominating Committees of each Fund during such Fund’s last fiscal year (ended on or before

September 30, 2006) are set forth in Exhibit C to this proxy statement. None of the Funds currently has a formal policy regarding Board members’ attendance at annual shareholders’ meetings. None of the Funds held, or were required to hold, an annual meeting at which Board members were elected during its last fiscal year.

     Independent Board Members are reimbursed for expenses incurred in connection with attending Board meetings and are paid pro rata by each Franklin Templeton fund for which they serve as a Board member. Certain Interested Board Members and officers of the Funds are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the Franklin Templeton funds. The Investment Manager or its affiliates pay the salaries and expenses of the officers.

     Each Independent Board Member is compensated by each of the Funds on which he/she serves as a member of the Board. The Interested Board Members are not compensated for their services as Board members by the Funds. Generally, each Independent Board Member receives (i) a quarterly fee and/or an annual retainer and (ii) a fee for each meeting attended from each Fund for which he or she is a Board member. The current fees paid by each Fund are set forth in Exhibit C hereto. The fees payable to Independent Board Members by the Funds may be subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other Boards within the Franklin Templeton Investments fund complex. The compensation of the Independent Board Members of the Franklin funds is established by the Independent Board Members of such funds.

     Independent Board Members serving on the Audit Committee of one or more Funds and other Franklin Templeton funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to each such Fund. In addition, each Independent Board Member who serves as chairperson of the Audit Committee of one or more Funds receives an additional fee of $20,000 per year, a portion of which is allocated to each Fund for which they serve as Audit Committee Chairperson. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting.

     The following table identifies the amount each Independent Board Member received from each Fund and from the Franklin Templeton Investments fund complex as a whole during the 12 months ended September 30, 2006, as well as the estimated annual benefits, if any, upon retirement.

				Number of Boards
		Pension or		within Franklin
		Retirement	Total Compensation	Templeton
		Benefits	from Franklin	Investment Fund
	Aggregate	Accrued as	Templeton	Complex on
	Compensation	Part of Fund	Investments	which the Board Member
Independent Board Member	from the Funds	Expenses	Fund Complex[1]	Serves[2]
Harris J. Ashton	See Exhibit D	None	$409,531	41
Robert F. Carlson	See Exhibit D	None	129,633	14
S. Joseph Fortunato[3]	See Exhibit D	None	403,624	N/A
Sam L. Ginn[4]	–	None	–	N/A
Edith E. Holiday	See Exhibit D	None	422,530	42
Frank W.T. LaHaye	See Exhibit D	None	225,569	25
Gordon S. Macklin[5]	See Exhibit D	None	409,527	N/A
Frank A. Olson[4]	–	None	358,773	29
Larry D. Thompson[4]	–	None	140,750	14
John B. Wilson[4]	See Exhibit D	None	81,442	14
____________________

1	Compensation received for the 12 months ended September 30, 2006.

2	We base the number of Boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series within each investment company for which the Board members are responsible. The Franklin Templeton Investments Fund Complex currently includes 46 U.S. registered investment companies, with approximately 155 U.S. based funds or series.

3	Mr. Fortunato retired from the Board of those Funds for which he served as an Independent Board Member effective as of close of business September 5, 2006.

4	Messrs. Ginn, Olson and Thompson are current nominees for Board member and therefore did not serve on any Fund’s Board during the 12 months ended September 30, 2006. Mr. Wilson currently serves on the Board of Franklin Federal Tax-Free Income Fund and Franklin Tax-Exempt Money Fund. He did not serve on either of the other two Funds’ Boards during the 12 months ended September 30, 2006.

5	Mr. Macklin retired from the Board of those Funds for which he served as an Independent Board Member effective as of close of business September 12, 2006.

     Board members of the Franklin funds historically have followed a policy of having substantial investments in one or more of the Franklin funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized for the Franklin funds through the adoption of a requirement that each Board member invest one-third of fees received for serving as a director or trustee of a Franklin fund (excluding Committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual basic retainer and regular meeting fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

     The following tables provide the dollar range of equity securities of the Funds and of all funds in the Franklin Templeton Investments fund complex overseen or to be overseen by the Board nominees that are beneficially owned by them as of [November 30,] 2006:

Aggregate Dollar Range of Equity
Securities in all Portfolios Overseen or
	Dollar Range of Equity Securities in	to be Overseen by the Board Member in
Name of Board Member	Fund/Fund Name[1]	Franklin Templeton Fund Complex
Independent Board Members:
Harris J. Ashton	[To be added]	Over $100,000
Robert F. Carlson	[To be added]	Over $100,000
Sam L. Ginn	[To be added]	Over $100,000
Edith E. Holiday	[To be added]	Over $100,000
Frank W.T. LaHaye	[To be added]	Over $100,000
Frank A. Olson	[To be added]	Over $100,000
Larry D. Thompson	[To be added]	Over $100,000
John B. Wilson	[To be added]	Over $100,000

Interested Board Members:
Charles B. Johnson	[To be added]	Over $100,000
Gregory E. Johnson.	[To be added]	Over $100,000
____________________

1	For any Fund overseen by the Board member that is not listed, the amount owned is none.

     Who are the Executive Officers of the Funds?

     Officers of the Funds are appointed by their respective Boards and serve at the pleasure of the Board. Listed below for the Executive Officers of the Funds are their names, years of birth and addresses, as well as their positions and length of service with the Funds, and principal occupations during the past five years.

Executive Officers Common to the Funds:

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Charles B. Johnson	Board Member	Board member since [1969]

	Chairman of the Board	Chairman of the Board since [1993]

Please refer to the table “Interested Board Nominees” for additional information about Mr. Charles B. Johnson.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Rupert H. Johnson, Jr. (1940)	Current Board Member**	Board member since 1983
One Franklin Parkway
San Mateo, CA 94403-1906	President and Chief Executive	President since 1989 and Chief
	Officer – Investment	Executive Officer-Investment
	Management	Management since 2002

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
James M. Davis (1952)	Chief Compliance Officer	Chief Compliance Officer since 2004
One Franklin Parkway	and Vice President – AML	and Vice President – AML Compliance
San Mateo, CA 94403-1906	Compliance	since February 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).
Jimmy D. Gambill (1947)	Senior Vice President and	Since 2002
500 East Broward Blvd.	Chief Executive Officer -
Suite 2100	Finance and
Fort Lauderdale, FL 33394-3091	Administration

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
David P. Goss (1947)	Vice President	Since 2000
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
Barbara J. Green (1947)	Vice President	Since 2000
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Karen L. Skidmore (1952)	Vice President and	Vice President since March 2006
One Franklin Parkway	Secretary
San Mateo, CA 94403-1906
Secretary since April 2006

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 30 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960)	Vice President	Since 2005
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
Galen G. Vetter (1951)	Chief Financial Officer and	Since 2004
500 East Broward Blvd.	Chief Accounting Officer
Suite 2100
Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
Sheila Amoroso (1959)	Vice President	Since 1999
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
Rafael R. Costas, Jr. (1965)	Vice President	Since 1999
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
Laura Fergerson (1962)	Treasurer	Since 2004
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

____________________

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

**	Mr. Rupert H. Johnson, Jr. currently serves as a Board member of each Fund but is not standing for re-election.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH OF THE NOMINEES TO THE BOARD.

PROPOSAL 3:	TO APPROVE AN AGREEMENT OF MERGER THAT PROVIDES FOR THE REORGANIZATION OF THE FUND TO A DELAWARE STATUTORY TRUST

     The Board of each Fund unanimously recommends that the shareholders of such Fund approve an Agreement of Merger (a “Merger Agreement”), substantially in the form attached to this proxy statement as Exhibit E, that would change the state and form of organization of each Fund, each of which is currently organized as a California corporation. This proposed change calls for the reorganization of the Funds into newly formed Delaware statutory trusts (each, a “DE Trust”). Each proposed reorganization will be referred to throughout this proxy statement as a “DE Reorganization.” To implement the DE Reorganizations, the Boards of the Funds have approved the Merger Agreements, which contemplate the continuation of the current business of each Fund in the form of a corresponding new DE Trust.

     What will the DE Reorganizations mean for the Funds and their shareholders?

     If a Merger Agreement is approved by shareholders of a Fund and the DE Reorganization is implemented for that Fund, the corresponding DE Trust would have the same investment goal(s), policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 5a-5h and 6 in this proxy statement). Each DE Trust’s Board, including any persons elected under Proposal 2 in this proxy statement, and the officers of the DE Trust would be the same as those of the corresponding Fund, and would operate the DE Trust in essentially the same manner as they previously operated the corresponding Fund. Thus, on the effective date of a DE Reorganization, you would hold an interest in the applicable DE Trust that is equivalent to your interest in the corresponding Fund. For all practical purposes, a shareholder’s investment in a Fund would not change.

Why are the Boards of the Funds recommending approval of the Merger Agreements and the DE Reorganizations?

     The Boards of the Funds have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as California corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware procedures allow a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, California corporations must file any amendments or supplements to their articles of incorporation with the California Secretary of State (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

     Another advantage of Delaware statutory trusts compared to California corporations is greater certainty regarding the separation of assets and liabilities among separate series or funds of a California corporation. The Delaware Statutory Trust Act (the “DSTA”) provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or any of the other series are enforceable against the assets of that series.

     Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under California law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, California corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

     California law also grants shareholders the right to cumulative voting for the election of directors (assuming proper notice is given). This could result in a minority of shareholders of a Fund obtaining representation on that Fund’s Board that they could not otherwise achieve under the plurality voting requirement used by other Franklin Templeton funds. The proposed DE Reorganizations will thus have the effect of conforming the voting requirements for the election of Board members across all U.S. registered Franklin Templeton funds.

     Most of the Franklin Templeton funds are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of the Franklin Templeton funds, including the Boards and management of the Funds, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

     Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive. Exhibit F to this proxy statement includes a more complete description of the advantages of the Delaware statutory trust form of organization and the differences from California corporations.

     What are the procedures and consequences of the DE Reorganizations?

     Upon completion of a DE Reorganization, the DE Trust will continue the business of the corresponding Fund with the same investment goals and policies as those existing on the date of the DE Reorganization (including those approved in Proposals 5 and 6 of this proxy statement), and will hold the same portfolio of securities previously held by the corresponding Fund. Each DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the corresponding Fund. As the successor to the Fund’s operations, the corresponding DE Trust will adopt the Fund’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

     Each DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Fund. To accomplish the DE Reorganizations, each Merger Agreement provides that the Fund will be merged with and into its corresponding DE Trust, which will result in shareholders of the Fund receiving the same number of shares in the corresponding DE Trust that they had in the Fund. The net asset value of each share of the applicable DE Trust will be the same as that of the corresponding Fund on the date of the DE Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your Fund that you may have had as of the effective date of the DE Reorganization. Upon completion of each DE Reorganization, the applicable Fund will cease its existence.

     The applicable Board may terminate the Merger Agreement and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if it determines that proceeding with the DE Reorganization is inadvisable and not in the best interests of Fund shareholders. If a DE Reorganization is not approved by shareholders of a Fund, or if the applicable Board abandons the DE Reorganization, the Fund will continue to operate as a California corporation. If a DE Reorganization is approved by shareholders, it is expected to be completed no later than four months after the end of the applicable Fund’s fiscal year in which shareholders approve the DE Reorganization.

     What effect will the DE Reorganizations have on the current investment management agreements?

     As a result of the DE Reorganizations, each DE Trust will be subject to a new investment management agreement between the DE Trust and the Investment Manager, if applicable. The new agreement will be substantially identical to the current agreement with the Investment Manager.

     What effect will the DE Reorganizations have on the shareholder servicing agreements and distribution plans?

     Each DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and accounting services. These new agreements will be substantially identical to the agreements currently in place for the corresponding Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of each DE Trust under a separate distribution agreement that will be substantially identical to the distribution agreement currently in effect for the corresponding Fund.

     As of the effective date of each DE Reorganization, the applicable DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the corresponding Fund.

     What is the effect of shareholder approval of a Merger Agreement?

     Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment management agreement for a fund. Theoretically, if a Merger Agreement is approved for a Fund and that Fund is reorganized into the DE Trust, the shareholders of that Fund as a DE Trust would need to vote on these two items in order to comply with the 1940 Act.

     In order to comply with these requirements and consistent with SEC guidance, shareholder approval of a Merger Agreement will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Board members of a Fund who are in office at the effective date of the DE Reorganization (including, if elected, any new Board nominee(s)) as trustees of the corresponding DE Trust; and (2) the new investment management agreement for the DE Trust that is substantially identical to the agreement currently in place for that Fund, if any.

     If a Merger Agreement is approved by a Fund’s shareholders, then this initial shareholder approval for the new DE Trust will be arranged by the Fund (1) purchasing one share of the corresponding DE Trust; (2) as sole shareholder, voting “FOR” the election of Board members and the initial investment management agreement, if any; and (3) then redeeming its share, all prior to the completion of the DE Reorganization. These actions will enable a DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

     What is the capitalization and structure of each DE Trust?

     Each DE Trust was formed as a Delaware statutory trust on October 18, 2006, pursuant to Delaware law. Each DE Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the same series and classes, if any, as the corresponding Fund.

     As of the effective date of each DE Reorganization, shares of the respective series and classes of a Fund and the corresponding DE Trust will: (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; and (4) have no preemptive or subscription rights. Shares of the respective classes of a DE Trust and the corresponding Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. However, a DE Trust, unlike the corresponding Fund, does not provide for cumulative voting in the election of its Board members. A DE Trust also will have the same fiscal year as the corresponding Fund.

     Who will bear the expenses of the DE Reorganizations?

     Since the DE Reorganizations will benefit the Funds and their shareholders, the Board of each Fund has authorized that the expenses incurred in the applicable DE Reorganization, including the costs associated with soliciting proxies, shall be paid by the corresponding Fund, whether or not the DE Reorganization is approved by shareholders or completed.

     Are there any tax consequences for shareholders?

     Each DE Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DE Reorganization is completed. Generally, the basis and holding period of your shares in a DE Trust will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of each DE Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the corresponding DE Trust and Fund, that, under the Code, the exchange of assets of the Fund for the shares of the corresponding DE Trust and the merger of the Fund into the DE Trust will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the DE Trust or either of their shareholders.

     What is the effect of my voting “For” a Merger Agreement?

     By voting “FOR” your Fund’s Merger Agreement, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Board members, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for your Fund.

THE BOARDS OF THE FUNDS UNANIMOUSLY RECOMMEND
A VOTE “FOR” PROPOSAL 3

PROPOSAL 4:	TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR THE MONEY MARKET PORTFOLIOS

     The Board of the Master Portfolio unanimously recommends that the shareholders of the Master Portfolio approve an Amended and Restated Agreement and Declaration of Trust (the “New Declaration”) for the Master Portfolio, substantially in the form attached to this proxy statement as Exhibit G. As described above, Franklin Money Fund, as one of the shareholders of the Master Portfolio, is required to seek voting instructions from Franklin Money Fund shareholders as to how Franklin Money Fund should vote its Master Portfolio shares.

     The Master Portfolio was formed as a Delaware statutory trust pursuant to a trust instrument (the “Current Declaration”); however, other Franklin Templeton funds that either recently have been created as Delaware statutory trusts or that have recently been (or will in the future be) reorganized into new Delaware statutory trusts have adopted Agreements and Declarations of Trust substantially similar to the New Declaration. The New Declaration is a more modern trust instrument.

     Why is the Board of the Master Portfolio recommending approval of the New Declaration?

     The Board of the Master Portfolio believes that there are advantages to adopting the New Declaration for the Master Portfolio. First, adopting an agreement and declaration of trust that is substantially identical for all Franklin Templeton funds that are Delaware statutory trusts would promote uniformity of fund administration with the other Franklin Templeton funds and therefore could make fund compliance and corporate governance less burdensome and costly for the Master Portfolio and its shareholders.

     The New Declaration is also intended to give the Board of the Master Portfolio more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Master Portfolio to operate in a more efficient and economical manner. To the extent that the boards and management of all Franklin Templeton funds, including the Board and management of the Master Portfolio, analyze and interpret substantially similar governing documents, rather than multiple and varied governing documents, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar trust environment.

     Adoption of the New Declaration will not alter in any way the Board members’ existing fiduciary obligations to act with due care and in the shareholders’ interests.

     How does the Current Declaration compare to the New Declaration?

     A comparison of some of the more significant provisions of the New Declaration and the Current Declaration is included in Exhibit H to this proxy statement, which is entitled “A Comparison of Governing Documents.” The New Declaration amends the Current Declaration in a number of ways, including (i) the expanded ability of the Board of Trustees, subject to applicable federal and state law, to approve the liquidation or reorganization of the Master Portfolio without shareholder approval, (ii) changing the vote required by shareholders to approve certain matters, and (iii) clarification of the limitation of liability for the Master Portfolio’s officers and agents and the Master Portfolio’s ability to indemnify its agents. The comparison attached as Exhibit H summarizes some of the more significant amendments to the Current Declaration effected by the New Declaration. In addition to the changes described above and in Exhibit H, there are other substantive and stylistic differences between the New Declaration and the Current Declaration. The discussion above and in Exhibit H is qualified in its entirety by reference to the New Declaration itself, a form of which is attached as Exhibit G to this proxy statement.

     Adoption of the New Declaration will not result in any changes in any of the Master Portfolio’s officers or Board members (except as elected at the Meeting), in the investment goals, policies or strategies described in the Master Portfolio’s current prospectus and statement of additional information, in the Master Portfolio’s service providers or in the fees or expenses incurred by the Master Portfolio. If this Proposal is not approved for the Master Portfolio, then the Master Portfolio’s Current Declaration will remain unchanged and in effect.

THE BOARD OF THE MASTER PORTFOLIO UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 4

INTRODUCTION TO PROPOSALS 5 AND 63

     Since the time when many of the Funds were created, certain legal and regulatory requirements applicable to investment companies have changed. As a result, the Funds are subject to a number of fundamental investment restrictions that (i) are more restrictive than those required under present law; (ii) are no longer required by the federal securities laws, interpretations of the SEC, or state securities laws and regulations, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”); (iii) were adopted in response to regulatory, business or industry conditions that no longer exist; or (iv) vary only slightly (and not substantively) from what are now considered to be the standard forms of investment restrictions for the Franklin Templeton funds. Under the 1940 Act, “fundamental” investment restrictions may be changed or eliminated only if shareholders approve such action. The Funds’ Boards are recommending that shareholders approve the amendment or elimination of certain fundamental investment restrictions for the Funds principally to (i) update or eliminate those investment restrictions that are more restrictive than is currently required, are no longer required under the federal securities laws or are not required to be treated as “fundamental;” and (ii) conform and standardize each Fund’s fundamental investment restrictions to those of the most recently created Franklin Templeton funds and across substantially all Franklin Templeton funds.

     The Boards and the Investment Manager believe that there are several advantages to revising the Funds’ fundamental investment restrictions at this time. First, by reducing the total number of fundamental investment restrictions and/or updating their language now, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Boards and the Investment Manager believe that the Investment Manager’s ability to manage a Fund’s assets in a changing investment environment may be enhanced because the Fund, to the extent it is currently subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary to revise certain investment restrictions or strategies. Finally, the standardized fundamental investment restrictions are expected to enable the Funds and their service providers to more efficiently and more easily monitor portfolio compliance across the entire Franklin Templeton fund complex and help avoid conflicts among restrictions whose language varies only slightly from one to another.

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3	Franklin Money Fund is also requesting voting instructions from its shareholders as to how Franklin Money Fund should vote its shares in the Master Portfolio on Proposals 5 and 6. Therefore, for purposes of Proposals 5 and 6, the term “Fund” also includes the Master Portfolio.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other Franklin Templeton funds that have recently amended their fundamental investment restrictions or have recently been created. Except as discussed below, the proposed standardized investment restrictions will not affect any Fund’s investment goal or its current principal investment strategies. The Boards and the Investment Manager anticipate that the proposed changes in the fundamental investment restrictions will not materially change the manner in which the Funds are currently managed and operated. Although the proposed amendments will give some Funds greater flexibility to respond to possible future investment opportunities, the Boards and the Investment Manager also do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Fund at this time.

     However, should the Investment Manager believe that the way a Fund is managed in the future should be modified, the Investment Manager would continue to request Board approval of any such material modification. In addition, any necessary or appropriate modifications to the risk disclosures to shareholders, including amending the Fund’s prospectus and statement of additional information (“SAI”), would be made.

     If a Sub-Proposal within Proposal 5 or Proposal 6 is not approved by shareholders of a Fund, the current fundamental investment restriction(s) to which such Sub-Proposal or Proposal relates will remain in effect for that Fund. Whether or not shareholders of one Fund approve a Sub-Proposal under Proposal 5 or Proposal 6 will not affect whether such Sub-Proposal or Proposal is approved for another Fund.

PROPOSAL 5:	TO APPROVE AMENDMENTS TO CERTAIN OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 5a–5h)

     Each Fund’s existing fundamental investment restrictions that are proposed to be amended are listed in Exhibit I-1, which is entitled “Fundamental Investment Restrictions Proposed to be Amended,” with the text of the current restrictions set forth in Exhibit I-2 to this proxy statement. Shareholders of each Fund are requested to vote separately on each Sub-Proposal in Proposal 5 that is applicable to their Fund. Any Sub-Proposal that is approved by shareholders of a Fund will be effective for that Fund as of the date that shareholders are notified that the change will be made through either (a) a supplement to such Fund’s prospectus and/or SAI or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment restrictions. The Boards of the Funds unanimously recommend a vote “FOR” each Sub-Proposal.

     Sub-Proposal 5a: To amend the fundamental investment restrictions regarding borrowing.

     The 1940 Act imposes certain limitations on the borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

     Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

     The proposed, standardized fundamental investment restriction regarding borrowing is as follows:

[A Fund may not:] Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

     What effect will amending the current borrowing restrictions have on the Funds?

     The current investment restrictions of the Funds relating to borrowing generally limit the amount of money that may be borrowed by a Fund to a certain percentage of that Fund’s total assets that is less than the 1940 Act percentage and the purposes for which the Fund may borrow money. For example, the investment restrictions of the Funds provide that the Funds may only borrow money for temporary or emergency purposes (for example, in order to meet shareholder redemption requests). The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, a Fund would not be unnecessarily limited if its Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders.

     The proposed investment restriction would also permit certain Funds, which are otherwise currently limited as to the entities from whom they may borrow, to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Franklin Templeton funds permitting the Funds to borrow money from other Franklin Templeton funds (the “Inter-Fund Lending and Borrowing Order”). Some current investment restrictions regarding borrowing do not allow a Fund to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed borrowing restriction would permit a Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other Franklin Templeton funds at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit a Fund to borrow from other affiliated entities, such as its Investment Manager, under emergency market conditions that might prompt a significant increase in redemptions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

     Finally, one Fund’s investment restriction regarding borrowing includes a provision that such Fund will not make any additional investments while the Fund’s borrowings exceed 5% of its total assets. Many funds used to include this language because of comments from the SEC Staff regarding a fund’s ability to reserve the right to borrow money and the possibility of a fund’s engaging in transactions involving leverage.4 However, such comments are generally no longer given by the SEC Staff, and the fact that a Fund is not subject to this type of restriction does not mean that a Fund will in fact engage in transactions involving leverage. Currently, none of the Funds intend to use leverage as part of their investment strategies.

     Because the proposed borrowing restriction would provide certain Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Funds may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act (principally Section 18 thereof) and any rule, exemption or interpretation thereof that may be applicable. In addition, no Fund currently anticipates changing its current policy with respect to its borrowing activities.

     For some Funds, their current fundamental investment restriction relating to borrowing is combined with restrictions relating to mortgaging, pledging or hypothecating the Funds’ assets. The adoption of this Sub-Proposal by a Fund would result in the separation of these investment restrictions for a Fund. The restrictions on mortgaging, pledging or hypothecating a Fund’s assets are recommended to be eliminated. (See Proposal 6 below.)

Sub-Proposal 5b: To amend the fundamental investment restrictions regarding underwriting.

     Under the 1940 Act, a Fund’s policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified,

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4	A Fund’s use of leverage could include a Fund’s borrowing of money to purchase additional securities without being required to make payment until a later time.

however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not necessarily make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, a Fund may be deemed to be an underwriter of its own securities.

     The proposed standardized fundamental investment restriction regarding underwriting is as follows:

[A Fund may not:] Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

     What effect will amending the current underwriting restriction have on the Funds?

     The Funds’ current fundamental investment restrictions relating to underwriting prohibit the Funds from acting as underwriters or underwriting any issue of securities. Some of these investment restrictions make it clear that a Fund may sell portfolio securities that the Fund owns.

     The proposed fundamental investment restriction relating to underwriting is substantially similar to the current investment restrictions by prohibiting each Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that a Fund may re-sell portfolio securities that the Fund owns and that it may also sell its own shares. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated.

Sub-Proposal 5c: To amend the fundamental investment restrictions regarding lending.

     Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and entering into repurchase agreements.5

      Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 5f below.)

     The proposed, standardized fundamental investment restriction regarding lending is as follows:

[A Fund may not:] Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (1) the lending of portfolio securities, (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

     What effect will amending the current lending restrictions have on the Funds?

     The Funds’ current investment restrictions regarding lending generally prohibit the Funds from making loans, except that the Funds may purchase debt securities, enter into repurchase agreements and lend their portfolio securities. While generally all Funds’ current investment restrictions permit the purchase of certain debt securities, one Fund is only permitted to purchase publicly distributed debt securities.

     The proposed standardized fundamental investment restriction on lending, rather than prohibiting lending to other persons, places an overall limit on such lending and provides that the Funds may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom). The proposed standardized restriction also standardized the list of exclusions from the restriction. Excluded from the new proposed lending restriction are (1) the lending of portfolio securities; (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging

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5	A repurchase agreement involves a Fund’s purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller of those securities to repurchase them at the original purchase price plus accrued interest.

in direct corporate loans in accordance with a Fund’s investment goals and policies; and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction may provide one of the Funds with greater flexibility by permitting it to invest in non-publicly distributed debt securities, loan participations and direct corporate loans. It should be noted that, to the extent that these investments are illiquid, each Fund has a non-fundamental investment restriction, consistent with the SEC Staff’s current position on illiquid securities, which prohibits such Fund from investing more than 15% of its net assets (10% for the money market funds) in illiquid securities (the “Illiquid Securities Restriction”).6

     By permitting lending up to a stated percentage, the proposed fundamental investment restriction also extends to all Funds additional flexibility to make loans to other persons, including affiliated investment companies, as contemplated by the Inter-Fund Lending and Borrowing Order discussed above under “Sub-Proposal 5a: To amend the fundamental investment restrictions regarding borrowing.” These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. Under the current investment restrictions, the Funds may not be able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order to make loans to other Franklin Templeton funds. However, in no event would a Fund be able to loan more than one-third (1/3) of its total assets. This additional lending ability may also permit a Fund to take advantage of investment strategies or instruments developed in the future which may be considered by the SEC Staff to constitute a “loan.”

     Because the proposed lending restriction would provide one Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans, such Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the non-fundamental Illiquid Securities Restriction. Thus, the Board and the Investment Manager of such Fund believe that the risks posed by these investments should be relatively modest.

Sub-Proposal 5d: To amend the fundamental investment restrictions regarding investments in real estate.

     Under the 1940 Act, a fund’s restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The current fundamental investment restrictions relating to real estate generally prohibit the Funds from investing in real estate, although most Funds’ restrictions clarify that their ability to purchase securities secured by real estate or interests therein is not precluded.

     The proposed standardized fundamental investment restriction regarding investing in real estate is as follows:

[A Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

     What effect will amending the current real estate restrictions have on the Funds?

     The proposed standardized investment restriction would permit the Funds to continue to invest in securities secured by real estate or interests therein. In addition, the proposed investment restriction would expand and clarify each Fund’s ability to invest in securities or other instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and real estate related securities or instruments for which there is a limited or no market. The proposed restriction would also permit a Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

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6	An “illiquid security” is one that cannot be sold by a Fund within seven days for a price that approximates the value that the Fund has placed on that security on its books.

     Modifying the Funds’ real estate restrictions may increase a Fund’s exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation and greater price volatility, to the extent that a Fund invests or increases its investments in real estate related securities. However, it is not currently intended that any Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restrictions relating to real estate would involve additional material risk at this time to any Fund.

Sub-Proposal 5e: To amend the fundamental investment restrictions regarding investments in commodities.

     Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

     The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:

[A Fund may not:] Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

     What effect will amending the current commodities restriction have on the Funds?

     The Funds have fundamental investment restrictions that prohibit them from investing in commodities or commodity contracts.

     The proposed fundamental investment restriction relating to commodities clarifies the ability of the Funds to engage in currency and financial futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the applicable Board regarding the use of derivatives. The Investment Manager is not currently seeking to change any Fund’s current use of futures contracts, and it is unlikely that a Fund would invest in these types of derivatives. Thus, it is not currently anticipated that the proposed amendments to the investment restrictions relating to commodities would involve any change in current investment strategies or additional material risk at this time. However, if the Investment Manager were, in the future, to request the applicable Board to approve amendments to certain Funds’ non-fundamental policies with respect to investments in derivatives contracts, including futures, such Funds’ disclosures to shareholders would then be amended to reflect any additional use of such derivatives, including any additional risks.

     Some of the current fundamental investment restrictions relating to commodities are combined with fundamental investment restrictions relating to investments in put and call options and/or oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Funds’ investment restrictions regarding commodity contracts from these other fundamental investment restrictions The restrictions on investing in put and call options and oil, gas and other mineral development programs are proposed to be eliminated. (See Proposal 6 below.)

Sub-Proposal 5f: To amend the fundamental investment restrictions regarding issuing senior securities.

     The 1940 Act requires a Fund to have an investment policy describing its ability to issue senior securities. A “senior security” is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

     SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities,” for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations; or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

     The proposed, standardized fundamental investment restriction regarding issuing senior securities is as follows:

[A Fund may not:] Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

     What effect will amending the current senior securities restriction have on the Funds?

     The current fundamental investment restriction relating to issuing senior securities for the Funds generally prohibits a Fund from issuing senior securities.

     The proposed restriction would permit a Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Funds may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions, futures, permitted borrowings, short sales and the other investments and strategies previously carved out by the SEC.

     None of the Funds has any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities, and it is unlikely that a Fund would engage in these types of transactions. Therefore, the Boards do not anticipate that amending the current restriction will result in additional material risk to any Fund. Any additional risks to which a Fund may be exposed would also be limited by the restrictions on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable. Also, notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the applicable Board regarding the use of derivatives.

Sub-Proposal 5g: To amend the fundamental investment restrictions regarding industry concentration.

     Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry. An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC Staff takes the position that a fund may not reserve the right to concentrate its investments in the future.

     The proposed, standardized fundamental investment restriction regarding industry concentration for Funds, which do not have and the Boards are not recommending that they have, a policy to concentrate in any particular industry, is as follows:

[A Fund may not:] Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) or [for money market funds only,] certificates of deposit, bankers’ acceptances and other similar obligations of domestic banks.

     What effect will amending the current industry concentration restriction have on the Funds?

     The proposed standardized concentration restriction for the Funds is substantially the same as the Funds’ current restrictions, except that (i) it modifies and standardizes the asset measure (from “total assets” to “net assets” in some instances) by which concentration is assessed; and (ii) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction.

     The proposed standardized investment restriction would expressly exempt from the 25% limitation those securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. In addition, for those Funds that are operated as money market funds under Rule 2a-7 of the 1940 Act, i.e., Franklin Money Fund, Franklin Tax Exempt Money Fund and the Master Portfolio (the “Money Market Funds”), the standardized investment restriction would also exclude bank obligations, such as bankers’ acceptances and certificates of deposit, from such concentration policy, as permitted by SEC Staff guidance. Finally, consistent with SEC Staff interpretations and guidance, for purposes of the standardized investment restriction as it applies to Franklin Federal Tax-Free Income Fund, governments or their political subdivisions that issue tax-exempt municipal securities held by such a Fund are not deemed to be members of any industry.

     In addition, if Proposal 6 is approved, any current fundamental investment restrictions relating to investments in other investment companies for the Funds will be eliminated. The proposed restrictions on industry concentration for the Funds will make explicit that such investments in other investment companies are exempt from a Fund’s concentration restriction. Even with this modified restriction, however, each Fund would continue to remain subject to the limitations on a Fund’s investments in other investment companies as set forth in the 1940 Act, the rules thereunder, its prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit a Fund from becoming a more than 3% shareholder of another investment company, investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies, overall (except in the case of certain fund of funds and master-feeder arrangements).

Sub-Proposal 5h: To amend the fundamental investment restrictions regarding diversification of investments.

     The 1940 Act requires each investment company to recite in its registration statement such investment company’s status as either a “diversified” or “nondiversified” fund. If a Fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a Fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

     All of the Funds currently have one or more fundamental investment restrictions that relate to their status as being “diversified” funds (including reiterating the diversification requirements applicable to money market funds under Rule 2a-7 of the 1940 Act). For each of the Funds, the Boards are recommending adoption of the standardized fundamental investment restriction regarding diversification of investments to replace all current restrictions addressing diversification.

     The proposed, standardized fundamental investment restriction regarding diversification of investments is as follows:

[A Fund may not:] Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations. 1
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[1]	For each Money Market Fund: The Fund will be considered to have satisfied this restriction if it is in compliance with Rule 2a-7(c)(4) and (c)(5) under the 1940 Act (or any successor rule thereto).

     What effect will amending the current diversification restrictions have on the Funds?

     The Funds all generally have fundamental investment restrictions prohibiting (i) investments of more than 5% of the Fund’s assets in securities of any one issuer (exclusive of U.S. government securities) (the “5% limitation”); and (ii) the purchase of more than 10% of any class of voting securities of any one company (the “10% limitation”). In addition, such restrictions usually have applied the 5% and 10% limitations to only 75% of the Fund’s assets.

     While most Funds’ fundamental investment restrictions regarding diversification are substantively the same or very similar to the proposed standardized investment restriction, for some Funds, the current fundamental investment restrictions regarding diversification of investments are more restrictive than the requirements of the 1940 Act. First, the current diversification restrictions for Franklin Tax-Exempt Money Fund apply the 5% and 10% limitations to 100% of the Fund’s assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, some current 5% and 10% limitations do not exclude securities of other investment companies or U.S. government securities, as permitted by the 1940 Act.

     The proposed fundamental investment restriction regarding diversification for each Fund follows the 5% and 10% limitations set forth in the 1940 Act. In addition, the proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under the 1940 Act). The proposed investment restriction regarding diversification (together with the proposed elimination of the current fundamental investment restriction prohibiting investments in other investment companies applicable to some of the Funds as discussed in Proposal 6 below), would permit a Fund to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Funds, together with the other Franklin Templeton funds, obtained an exemptive order from the SEC (the “Cash Sweep Order”) that permits the Franklin Templeton funds (other than the Money Market Funds) to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments.

     In conjunction with the Cash Sweep Order, the Franklin Templeton funds also received a no-action letter from the SEC Staff allowing Funds that are diversified to treat an investment in unregistered money market funds as an investment in the securities of investment companies for purposes of the 1940 Act’s diversification requirements (the “1999 Letter”). In addition, during 2006, the SEC adopted rules under the 1940 Act that provide relief for cash sweep arrangements into affiliated and unaffiliated money market funds subject to conditions that are very similar (but not identical) to the Cash Sweep Order and the 1999 Letter. The Funds may in the future decide to rely on these new SEC rules in lieu of the Cash Sweep Order should they believe it to be appropriate and advisable. Amending the Funds’ current investment restrictions regarding diversification (and eliminating the current investment restriction regarding investments in other investment companies as discussed in Proposal 6 below) would enable all Funds, particularly Franklin Tax-Free Income Fund, to take advantage of the investment opportunities presented by the Cash Sweep Order and the 1999 Letter as well as the recent rules adopted by the SEC.

     The proposed standardized fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the applicable Funds with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. Other than permitting Franklin Federal Tax-Free Income Fund to take advantage of the Cash Sweep Order and the 1999 Letter, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Funds are managed.

EACH BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” SUB-PROPOSALS 5a–5h.

PROPOSAL 6: TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The fundamental investment restrictions that are recommended to be eliminated are set forth in Exhibits J-1 and J-2, which are entitled “Fundamental Investment Restrictions Recommended to be Eliminated” and “Text of Fundamental Investment Restrictions Recommended to be Eliminated,” respectively. If a Fund’s shareholders approve Proposal 6 with respect to that Fund, the elimination of those investment restrictions will be effective for that Fund as of the date that shareholders are notified that the change will be made through either (a) a supplement to such Fund’s prospectus and/or SAI or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement.

Why are the Boards recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on a Fund?

     Certain fundamental investment restrictions of many of the Funds (e.g., purchasing securities on margin, engaging in short sales and pledging, mortgaging or hypothecating assets) are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. The other fundamental investment restrictions recommended to be eliminated were originally adopted to comply with various state securities laws and regulations (e.g., investments in other investment companies, investments in oil, gas or mineral interests and management ownership of portfolio securities). Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law. Furthermore, some of these state law limitations relate to matters otherwise covered by the 1940 Act or current SEC Staff interpretations thereof. The discussion that follows and Exhibit J-1 indicate which of the restrictions recommended to be eliminated are either already addressed by the 1940 Act (or SEC interpretations thereof) or have been preempted by NSMIA.

     Accordingly, the Investment Manager recommends, and the Boards have determined to recommend to shareholders, that to the extent a Fund is subject to one or more of these ten investment restrictions (referred to in this Proposal 6 as the “Restrictions”), such Restrictions be eliminated.

     Which ten (10) Restrictions are recommended to be eliminated?

     There are currently ten Restrictions that are proposed to be eliminated. The exact language of the Restrictions has been included in Exhibit J-2, which is entitled “Text of Fundamental Investment Restrictions Recommended to be Eliminated.” The following is a brief summary of the Restrictions.

     Pledging, Mortgaging or Hypothecating Assets

     Each of the Funds currently has a fundamental investment restriction that prohibits them from pledging, mortgaging or hypothecating their assets for any purpose, except to secure certain borrowings (often borrowings for only temporary or emergency purposes or to meet redemptions) and then generally only up to a certain amount of the Fund’s assets. For many of the Funds, the restriction on mortgaging, pledging or hypothecating assets is combined with the Fund’s fundamental investment restriction on borrowing. The adoption of this Proposal would result in the separation of these two restrictions; the Boards are proposing to amend the fundamental investment restriction on borrowing. (See Sub-Proposal 5a above.)

     This fundamental investment restriction may limit the ability of a Fund to enter into certain transactions that may be considered to involve the pledge of a Fund’s portfolio securities. For example, in connection with entering into certain swap, mortgage dollar roll or futures transactions, the Fund’s obligations to perform under such contracts may be considered to involve the pledge of the Fund’s assets. Current 1940 Act restrictions on issuing senior securities and borrowing will continue to limit the ability of a Fund to pledge or mortgage its assets.

     Three Years of Continuous Operation

     Franklin Tax-Exempt Money Fund currently has a fundamental investment restriction relating to investments in newer companies that limits such Fund’s ability to invest in the industrial revenue bonds where the company responsible for payment has been in continuous operation for less than three years. This restriction was based upon state securities laws that have been preempted by NSMIA.

     Purchasing Securities on Margin and Engaging in Short Sales

     The 1940 Act does not require a Fund to adopt a fundamental investment restriction regarding purchasing securities on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully above in Sub-Proposal 5f). Each of the Funds has a fundamental investment restriction that generally prohibits the Fund from (i) purchasing securities on margin (although certain Funds specify that they may use short-term credits as needed for the clearance of portfolio transactions); and (ii) engaging in short sales of securities.

     Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities as described above, will continue to limit the ability of a Fund to purchase securities on margin and engage in short sales. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to a Fund or change the manner in which any Fund is managed at this time.

     Illiquid and Restricted Securities

     Certain of the Funds, as identified on Exhibit J-1, currently have a fundamental investment restriction that prohibits or limits their investments in illiquid and/or restricted securities including, in some instances, securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. “Restricted securities” generally include (i) securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and (ii) securities that are subject to other contractual restrictions on resale. A restricted security that is not readily marketable at a price approximately equal to the value placed on such security by a Fund may be considered illiquid. Because the Boards of these Funds have determined to adopt the non-fundamental Illiquid Securities Restriction which, consistent with the SEC Staff’s current position on illiquid securities, prohibits a Fund from investing more than 10% of its net assets in illiquid securities, the Boards are recommending that such Funds’ current fundamental investment restrictions relating to illiquid and restricted securities be eliminated.

     Investment in Other Investment Companies

     Each of the Funds currently has a fundamental investment restriction that prohibits such Fund from investing in other investment companies or unnecessarily limit such Fund’s investments in other investment companies. Upon elimination of this restriction, a Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Franklin Templeton funds have received an exemption from such restrictions. (The 1940 Act restrictions generally specify that a Fund, other than certain fund of funds and master/feeder arrangements, may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of its total assets in another fund’s securities or have more than 10% of its total assets invested in securities of all other funds, although the SEC’s rules do permit a Fund to invest in money market mutual funds without regards to such limitations.) In addition, eliminating certain of these current restrictions on investments in other investment companies would enable the Funds to take advantage of the investment opportunities presented by the Cash Sweep Order or the new rules adopted by the SEC (discussed in Sub-Proposal 5h above), which provide relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances.

     Management Ownership of Securities

     All of the Funds currently have a fundamental investment restriction that prohibits such Funds from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been preempted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Funds and would limit certain principal transactions between a Fund and a portfolio company in which the Fund or its affiliates hold a significant interest.

     Principal Transactions with Management

     As identified in Exhibit J-1 to this proxy statement, certain Funds currently have a fundamental investment restriction that prohibits such Funds from purchasing from or selling to the Fund’s officers and Board members (or any firm of which any officer or Board member is a member) as principal any securities, although some Funds may deal with their officers, Board members or their firms as brokers and pay a customary brokerage commission. This restriction was based on state blue sky regulations that have been preempted by NSMIA. In addition, the 1940 Act and the rules thereunder have extensive provisions governing transactions in portfolio securities between a Fund and its affiliates, including officers and Board members, which are more carefully tailored to ensure that any such transactions are in the best interests of the Fund.

     Investing in Put and Call Options

     As identified in Exhibit J-1 to this proxy statement, each of the Funds currently has fundamental investment restrictions that prohibit such Funds from investing in options, including puts, calls, straddles, spreads or any combination thereof, or that limit a Fund’s ability to invest in such instruments. These restrictions were based upon state blue sky regulations that have been preempted by NSMIA.

     Oil and Gas Programs

     The Funds currently have a fundamental investment restriction that prohibits the Funds from investing in interests in oil, gas or other mineral exploration or development programs. These fundamental investment restrictions regarding oil and gas programs were based on state securities laws that had been adopted by a few jurisdictions, but have since been preempted by NSMIA.

     Investing for Purposes of Exercising Control

     Each Fund currently has a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. The 1940 Act does not require, and applicable state law no longer requires, that a Fund adopt such an investment restriction. However, each Fund remains subject to the diversification requirements of Sub-Chapter M of the Code and to the diversification requirements of the 1940 Act, which limit the amount of an issuer’s voting securities that a Fund may acquire.

     What are the risks, if any, in eliminating the Restrictions?

     The Boards and the Investment Manager do not anticipate that eliminating the Restrictions will result in any additional material risk to the Funds at this time. None of the Funds currently intends to change its present investment practices as a result of eliminating the Restrictions, except to the extent that Franklin Federal Tax-Free Income Fund would take advantage of the Cash Sweep Order or invest in other money market funds for cash management purposes.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 6.

◆ ADDITIONAL INFORMATION ABOUT THE FUNDS

     The Investment Manager. The Investment Manager of the Funds7 is Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement with each Fund, the Investment Manager for a Fund manages the investment and reinvestment of that Fund’s assets. The Investment Manager is a direct, wholly owned subsidiary of Resources.

     The Administrator. The administrator of each Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for each Fund.

     The Underwriter. The underwriter for the Funds is Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

     The Transfer Agent. The transfer agent and shareholder servicing agent for the Funds is Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, California 94403-1906.

     The Custodian. The custodian for each Fund is Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286.
____________________
7	Except for Franklin Money Fund which, as a feeder fund to the Master Portfolio, does not have its own investment manager.

     Pending Litigation. Resources, certain of its subsidiaries and certain funds, current and former officers, employees, and directors/ trustees have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity.

     The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in regulatory matters that were previously settled and disclosed in Resources’ public filings, including: the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing; and the SEC’s findings regarding market timing in its August 2, 2004 Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds, including the Funds, or Resources. To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the “Judicial Panel”) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the “MDL”). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings, where they remain pending.

     Additional information about these lawsuits is disclosed in Part I., Item 3 Legal Proceedings of Resources’ Form 10-K, as well as on Resources’ website at franklintempleton.com, under “Statement on Current Industry Issues.”

     Other Matters. Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders are available free of charge. To obtain a copy, please call 1-800/DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     [Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/ DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.]

     Principal Shareholders. The outstanding shares and classes of the Funds as of November 30, 2006, are set forth in Exhibit K.

     From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class or Fund. To the knowledge of the Funds’ management, except as set forth below, as of November 30, 2006, there were no other entities owning beneficially more than 5% of the outstanding shares of any class of any Fund.

Fund	Name and Address	Share Amount	Percentage (%) of Fund
Franklin Tax-Exempt Money Fund	Gladyce L. Foster Rev Tr Gladyce L. Foster Trste DTD 02/09/99 Los Angeles, CA 90049-1111	15,750,590.67	9.05%

     In addition, to the knowledge of the Funds’ management, as of November 30, 2006 [and except as noted above under Proposal 2], no nominee or Board member of a Fund owned 1% or more of the outstanding shares of that Fund, and the Board members and officers of that Fund owned, as a group, less than 1% of the outstanding shares of that Fund.

     Contacting the Boards. If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board of that Fund at the Fund’s offices as follows: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the appropriate Board for review and consideration.

◆ AUDIT COMMITTEES

     Audit Committee and Independent Registered Public Accounting Firm. Each Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing. The members of the Audit Committees for the Funds are set forth below. All of the members of the Audit Committees are Independent Board Members.

Fund(s)	Audit Committee Members
Franklin Federal Tax-Free Income Fund	Robert F. Carlson
Edith E. Holiday
Frank W. T. LaHaye (Chairperson)
John B. Wilson

Franklin Money Fund and The Money Market Portfolios	Robert F. Carlson
Edith E. Holiday
Frank W. T. LaHaye (Chairperson)

Franklin Tax-Exempt Money Fund	Harris J. Ashton
Edith E. Holiday
Frank W. T. LaHaye (Chairperson)
John B. Wilson

     Selection of Auditors. The Audit Committee and the Board of each Fund have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for its current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years (ended on or before September 30, 2006) for the Funds are set forth in Exhibit L to this proxy statement.

     Audit-Related Fees. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements and not reported under “Audit Fees” above for the last two fiscal years (ended on or before September 30, 2006).

     In addition, the Audit Committees of the Funds pre-approve PwC’s engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of that Fund. There were no fees paid to PwC for these services for the twelve month periods ended September 30, 2006 and 2005.

     Tax Fees. The aggregate fees paid to PwC for tax compliance, tax advice or tax planning services (“tax services”) to the Funds for the last two fiscal years (ended on or before September 30, 2006) are set forth in Exhibit L to this proxy statement. The tax services for which these fees were paid included tax compliance.

     In addition, the Audit Committees of the Funds pre-approve PwC’s engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. There were no fees paid to PwC for these tax services for the twelve month periods ended September 30, 2006 and 2005.

     All Other Fees. The aggregate fees paid for products and services provided by PwC to the Funds, other than the services reported above, for the last two fiscal years are set forth in Exhibit L to this proxy statement. The services for which these fees were paid included review of materials provided to the Boards in connection with the investment management contract renewal process.

     In addition, the Audit Committees of the Funds pre-approve PwC’s engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. The aggregate fees paid to PwC for the twelve month periods ended September 30, 2006 and September 30, 2005 for such other services and not reported above were $175,861 and $4,500, respectively. The services for which these fees were paid included review of materials provided to the Boards in connection with the investment management contract renewal process and review of the ICI transfer agent survey.

     Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Funds for their last two fiscal years and to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds for the twelve month periods ended September 30, 2006 and 2005 were $195,861 and $4,500, respectively.

     The Audit Committees of the Funds have determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds is compatible with maintaining PwC’s independence.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, no Audit Committee has adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the applicable Audit Committee(s).

◆ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Your vote is being solicited by the Boards. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds, [pro rata based upon ______]. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds expect that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     MIS Corporation, a subsidiary of Automatic Data Processing, Inc. (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of $___________. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Boards believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person.

     The Funds intend to pay all costs associated with the solicitation and the Meeting.

     Voting by Broker-Dealers. The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1, Election of a Board of Directors, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     Quorum. For each Fund, holders of a majority of the outstanding shares of the Fund present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals applicable to such Fund. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     Method of Tabulation. The vote required to approve each Proposal and the effects of abstentions and broker non-votes on each Proposal are as follows:

     Proposal 1, to amend the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10), requires the affirmative vote of a majority of the shares of a Fund entitled to vote.

     Proposal 2, to elect a Board of Directors, requires the vote of a plurality of shares of a Fund voted in person or by proxy at the meeting. The nominees who receive the highest numbers of votes will be elected to the Board.

     Proposal 3, to approve an Agreement of Merger that provides for the reorganization of the fund into a Delaware statutory trust requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote.

     Proposal 4, for Franklin Money Fund only, to approve an Amended and Restated Agreement and Declaration of Trust for the Master Portfolio, requires the affirmative vote of a majority of the shares of the Master Portfolio voted.

     Proposals 5 and 6, to approve amendments to, or the elimination of, certain fundamental investment restrictions of the Funds, each require the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

     With respect to Proposal 2, each share of a Fund is entitled to one vote, except that shareholders are entitled to cumulate votes for the election of Directors. Thus, each shareholder entitled to vote for Directors will be able to give one candidate that number of votes which is equal to the number of Directors to be elected multiplied by the number of shares that the shareholder holds, and will be able to distribute the number of votes among two or more candidates in such a manner as the shareholder sees fit. Cumulative voting will be provided to all shareholders only if prior to the election of Directors at least one shareholder gives notice at the Meeting of his or her intention to cumulate votes. Cumulative voting is not applicable with respect to Franklin Money Fund shareholders’ providing voting instructions to Franklin Money Fund with respect to how Franklin Money Fund should vote its Master Portfolio shares on Proposal 2.

     For the Master Portfolio, whether or not Proposals 2, 4, 5 and 6 with respect to the Master Portfolio are approved by its shareholders will be determined by reference to the shares outstanding of all of its various feeder funds, including Franklin Money Fund. Franklin Money Fund shareholders who do not provide voting instructions to such Fund will not affect such Fund’s votes at the Meeting with respect to the Master Portfolio. The percentage of Franklin Money Fund’s votes representing Feeder Fund shareholders not providing voting instructions will be voted by Franklin Money Fund’s Board or officers in the same proportion as the Fund shareholders who provide voting instructions.

     Generally, however, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast.

     Simultaneous Meetings. The Meeting is to be held at the same time as a meeting of shareholders of most of the other U.S. registered open end Franklin Templeton funds and Franklin Mutual Recovery Fund (a closed-end fund operating as an interval fund). If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

     Adjournment. The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

     Shareholder Proposals. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of shareholders of that Fund should send his or her written proposal to such Fund’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the appropriate Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Boards of Directors,

Craig S. Tyle
Vice President

January __, 2007